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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Carlisle Companies Incorporated:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus included herein.





                                        KPMG Peat Marwick  LLP

                                        /s/ KPMG Peat Marwick LLP



Syracuse, New York
November 28, 1994


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